EXHIBIT 99.1

Tech Investor and Glass Innovator Joins SolarWindow Board of Directors

SCOTTSDALE, Ariz., Nov. 21, 2025 (GLOBE NEWSWIRE) -- SolarWindow Technologies, Inc. (Symbol: WNDW), developer of transparent electricity-generating coatings for glass and plastics, today announced the appointment of Mr. Francisco Javier Bono Perez to its Board of Directors, effective November 20, 2025.

Mr. Bono’s appointment follows a recent $1 million capital infusion into SolarWindow from Silica Holding B.V., a European-based investment company focused on the development and productization of transformative technologies. Mr. Bono is the founding partner of Silica.

Silica invests in advanced materials and technologies across the glass, renewable energy, and defense sectors, including ultra-thin flexible solar, advanced holographic optical elements, specialty coatings, and next-generation light-guiding and light-management technologies. Silica, through its holdings in SolarWindow, has expanded its portfolio to include transparent electricity-generating coatings, further solidifying its commitment to supporting innovations that enhance the functional and environmental performance of glass.

“We welcome Mr. Bono to the SolarWindow team and are excited to leverage his global reach across the glass industry, including solar, architectural, automotive, and specialty fabricated glass,” stated Mr. Amit Singh, CEO and President of SolarWindow. “We are grateful for Silica’s investment in our company and value Mr. Bono’s strategic guidance in growing our business and building shareholder value.”

With a 25-year global career, Mr. Bono has led major technology initiatives in glass and solar production and processing across the Americas, Europe, the Middle East, and Asia.

He currently serves as President of International Development at LandVac and Vice President at LandGlass, pioneers in vacuum insulated glass technology and leaders in industrial glass manufacturing equipment, respectively.

“I’ve invested in SolarWindow knowing the very real potential to transform glass and plastic surfaces into meaningful sources of renewable energy, opening new horizons for architecture, mobility, and beyond,” stated Mr. Bono, Director at SolarWindow. “I look forward to serving on the board of directors and expanding our opportunities to drive SolarWindow products to market,” he concluded.

With the appointment of Mr. Bono, the SolarWindow Board of Directors increases its membership to five board members, including the recent appointment of SolarWindow President & CEO, Mr. Amit Singh, who joined the Company’s Board of Directors on August 1, 2025.

SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) is a developer of transparent LiquidElectricity® coatings and processes which generate electricity on glass and plastics. When applied to otherwise ordinary glass, for example, these coatings generate electricity, producing power under natural, artificial, low, shaded, and reflected light conditions.

SolarWindow targets applications beyond conventional solar panels. The Company’s LiquidElectricity® can generate electricity for architectural applications including building windows, facades, and rooftops. LiquidElectricity® has wide-ranging utility, including automotive, commercial greenhouse, marine, and aerospace applications, and presents superior aesthetics for generating energy to enable faster financial breakeven.

The SolarWindow Promise: Engineer, design, and ultimately manufacture and deliver LiquidElectricity® products which reward customers with affordable clean energy for a healthier, safer, and more sustainable planet. SolarWindow is ClearlyElectric®.

SolarWindow Contacts

For additional information on SolarWindow, please call Amit Singh at 1-800-213-0689, or visit www.solarwindow.com, follow us on X @solartechwindow or on Facebook.

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Forward Looking Statements

This press release contains information about SolarWindow and Lippert that may constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, These forward-looking statements are based upon current expectations or beliefs, as well as a number of assumptions about future events. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those laws as applicable. Although SolarWindow and Lippert™ believe that the expectations reflected in such forward-looking statements and the assumptions upon which they are based are reasonable as at the time made, no assurance can be given that such expectations and assumptions will prove to have been correct.

Generally, we have identified such forward-looking statements by using such words as “aim,” “anticipate,” “believe,” “could,” “estimate,”  “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future development, manufacture, production, marketing or sale  of SolarWindow-Lippert Products, or the execution of manufacturing or licensing agreements between the parties, that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only our beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of our control. It is possible that the actual results and of our collaboration may differ, possibly materially, from the anticipated results indicated in these forward-looking statements.

Caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made and are  subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence technical problems relating to manufacturing methodologies, price increases for supplies and components, litigation and other proceedings involving the either party,  adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, failure to obtain required regulatory approvals, inflationary factors, and other risks. All information in this press release is as of the date set forth above. Neither party undertakes any duty to update any forward-looking statement to conform the statement to actual results or changes in its expectations whether because of new information, future events or otherwise, except as required by law. No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities.

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